Exhibit 32.1

            Certification of Chief Executive Officer
         Pursuant to 18 U.S.C. Section 1350, as Adopted
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I, Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Temple-Inland Inc.



                              /s/ Kenneth M. Jastrow, II
                              -----------------------------
                              Kenneth M. Jastrow, II
                              November 10, 2003